UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

WK Kellogg Co

(Exact name of registrant as specified in its charter)

Delaware	001-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square, P.O. Box 3599 Battle Creek, Michigan	49016-3599
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (269) 401-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information appearing below under Item 4.02 as well as under Item 7.01 regarding certain preliminary second quarter 2025 results of WK Kellogg Co (the “Company”) are incorporated herein by reference.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) While preparing its second quarter 2025 consolidated financial statements, the Company identified an error in the Company’s historical consolidated financial statements that caused understatements of Inventory and overstatements of Cost of goods sold (the “Error”). The Error was non-cash in nature and did not impact the Company’s net sales or net cash provided by (used in) operating activities.

The Error caused an overstatement of Cost of goods sold and a corresponding understatement of Inventory of approximately $11 million, $2 million, $7 million, $4 million and $4 million as of and for the fiscal year ended December 28, 2024, and as of and for each of the fiscal quarters ended March 30, 2024, June 29, 2024, September 28, 2024, and March 29, 2025, respectively. There was no impact to Net cash provided by (used in) operating activities as the Error impacted Net income and Inventory by offsetting amounts. The Company has determined that the Error originated from discrete reporting processes established at the time of the spin-off from Kellanova and related to inventory adjustments that inadvertently double-counted certain manufacturing expenses. The Error involved non-cash, non-operational adjustments. The Error was detected while preparing the second quarter 2025 consolidated financial statements, through controls in the financial reporting process, including trend analysis by management.

On July 31, 2025, the Board of Directors of the Company (the “Board”), following discussion with and upon the recommendation of management and the Audit Committee of the Board, concluded that (i) the previously issued audited consolidated financial statements of the Company as of and for the fiscal year ended December 28, 2024 (the “2024 Audited Financial Statements”), included in the Company’s Annual Report on Form 10-K filed on February 25, 2025 (the “2024 10-K”), and (ii) the unaudited consolidated financial statements of the Company included in the Quarterly Reports on Form 10-Q for each of the fiscal quarters ended March 30, 2024 (the “Q1 2024 Financial Statements”), June 29, 2024 (the “Q2 2024 Financial Statements”), September 28, 2024 (the “Q3 2024 Financial Statements”) and March 29, 2025 (the “Q1 2025 Financial Statements”), included in the Company’s Quarterly Reports on Form 10-Q filed on May 7, 2024, August 6, 2024, November 7, 2024 and May 6, 2025 (the “Q1 2025 10-Q”), respectively, were in each case materially misstated due to the Error and should no longer be relied upon. The 2024 Audited Financial Statements, Q1 2024 Financial Statements, Q2 2024 Financial Statements, Q3 2024 Financial Statements and Q1 2025 Financial Statements are collectively referred to as the “Impacted Financial Statements.” Any previously furnished or filed reports, earnings releases, investor presentations or similar communications of the Company describing the Impacted Financial Statements should no longer be relied upon. The Error is not expected to require any recoupment of or adjustment under the Company’s Clawback Policy (which was filed as Exhibit 97 to the 2024 10-K).

The Company plans to restate the 2024 Audited Financial Statements and include them in an amendment to the 2024 10-K (the “2024 10-K/A”). The 2024 10-K/A will also include restated quarterly financial information for each of the fiscal quarters ended March 30, 2024, June 29, 2024, and September 28, 2024. The Company also plans to restate its Q1 2025 Financial Statements and include them in an amendment to the Q1 2025 10-Q (the “Q1 2025 10-Q/A”). The Company anticipates filing the 2024 10-K/A and Q1 2025 10-Q/A, as well as the Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 (the “Q2 2025 10-Q”) with the Securities and Exchange Commission (the “SEC”) by the August 7, 2025 due date of the Q2 2025 10-Q (or within any permitted extension period for filing the Q2 2025 10-Q).

The Error and the related restatements were the result of a material weakness in the Company’s internal control over financial reporting. As a result, management has concluded that the Company’s internal control over financial reporting was not effective as of December 28, 2024, and the Company’s disclosure controls and procedures were not effective as of December 28, 2024, March 29, 2025, and June 28, 2025. Accordingly, the Audit Committee of the Board concluded that Management’s Annual Report on Internal Control over Financial Reporting as of December 28, 2024, should no longer be relied upon.

Management and the Audit Committee of the Board have discussed the matters described in this Item 4.02 with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Item 7.01	Regulation FD Disclosure.

Preliminary Second Quarter 2025 Adjusted EBITDA Non-GAAP Results

In connection with this report, the Company is updating its preliminary second quarter 2025 Adjusted EBITDA results previously announced on July 10, 2025, solely due to the Error. For the second quarter ended June 28, 2025, the Company expects Adjusted EBITDA to be in the range of $56 million to $58 million. As described above, the Error was non-cash in nature and did not impact the Company’s net sales or net cash provided by (used in) operating activities. As a result, there is no change to the previously-announced preliminary second quarter 2025 net sales range of $610 million to $615 million.

Adjusted EBITDA is a supplemental measure of Company performance which excludes certain items that the Company does not consider part of its ongoing operations. Management utilizes Adjusted EBITDA to make decisions regarding the future direction of the business and for resource allocation decisions, including incentive compensation. As a result, the Company believes the presentation of Adjusted EBITDA, in addition to non-GAAP financial measures, provides investors with increased transparency into financial measures used by management and improves investors’ understanding of the Company’s underlying operating performance, which is useful in the analysis of ongoing operating trends. Adjusted EBITDA has been reconciled from the most directly comparable U.S. Generally Accepted Accounting Principles (“GAAP”) financial measure below.

As non-GAAP financial measures, including Adjusted EBITDA, are not standardized, our definition of Adjusted EBITDA may not be comparable to financial measures used by other companies or to non-GAAP financial measures having the same or similar names. In order to compensate for such limitations of non-GAAP measures, readers should review the reconciliations and should not consider this measure in isolation from, or as an alternative to, the comparable financial measure determined in accordance with GAAP.

To calculate Adjusted EBITDA, the Company adjusts GAAP net income (loss) to exclude: interest expense, income tax expense (benefit), depreciation and amortization expense, mark-to-market impacts from commodity and foreign currency contracts, other income (expense) net, separation costs related to the Company’s spin-off from Kellanova and business, portfolio realignment and restructuring costs. Management believes that Adjusted EBITDA provides a meaningful measure of operating profitability that assists investors in understanding baseline and historical information.

There can be no assurance that the Company’s final results will not differ from these preliminary estimates. See “Cautionary Statement Regarding Forward-Looking Statements” below for information on certain factors that could cause the Company’s actual results to differ from these preliminary estimates.

The Company currently expects to issue its full second quarter 2025 results and related financial information on August 7, 2025. Please visit investor.wkkellogg.com to access these materials. Due to the pending Merger (as defined below), the Company will not host a webcast to discuss its second quarter 2025 results.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be considered “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01	Other Events.

Merger Agreement

As previously announced, on July 10, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ferrero International S.A., a Luxembourg public limited company (“Parent”), and Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent (the “Merger”).

In connection with the Board’s review of the Error, the Board, in consultation with its advisors, has also reviewed the Error and the impact thereof on the Board’s resolution to recommend that the Company’s shareowners approve the adoption of the Merger Agreement. The Board noted that the Error will not have an impact on the financial results forecasted for the second half of 2025 and beyond used by the Board and its financial advisors to evaluate the Merger. The Board has concluded that the Error has no impact on its resolution to recommend that the Company shareowners approve the adoption of the Merger Agreement. The transaction remains subject to approval by the Company’s shareowners, regulatory approvals and other customary closing conditions and is currently expected to close in the second half of 2025.

Dividend

On July 31, 2025, the Board of Directors of the Company (the “Board”) declared a dividend of $0.165 per share of common stock, payable on September 12, 2025, to shareowners of record as of the close of business on August 29, 2025.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the anticipated impact of the Error identified in the Impacted Financial Statements, the anticipated timing of the filing of the 2024 10-K/A, Q1 2025 10-Q/A and Q2 2025 10-Q, the remediation by management of the newly-identified material weakness in internal control over financial reporting, the scope of the anticipated restatement of the Impacted Financial Statements as a result of the Error, the expected timetable for completing the Merger, the Company’s preliminary revenue and Adjusted EBITDA results for the quarter ended June 28, 2025, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to complete the restatements of the Impacted Financial Statements and to remediate the material weakness in internal control over financial reporting in a timely manner; failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, include, among others, the risk that preliminary revenue and Adjusted EBITDA estimates for the quarter ended June 28, 2025 may change as a result of management’s review of results and other factors, adjustments that may arise in connection with the Company’s independent registered public accounting firm’s review of the consolidated financial statements for such quarter, and such other factors described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2024 10-K and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K (including amendments to the foregoing) and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Parent. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1-Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership-Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s 2024 10-K; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO

Date: July 31, 2025	By:	/s/ David McKinstray
Name: David McKinstray
Title: Chief Financial Officer